PROFUNDS

Telecommunications UltraSector ProFund

(Investor Class TCPIX / Service Class TCPSX)

Supplement dated December 14, 2022

to the Fund’s Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

dated November 30, 2022, each as supplemented or amended

On December 13, 2022, the Board of Trustees of ProFunds approved a Plan of Liquidation and Termination for the Telecommunications UltraSector ProFund (the “Fund”).

Effective January 5, 2023, the Fund will no longer accept purchases of new shares. Shareholders may continue to reinvest dividends and distributions in the Fund until January 26, 2023.

It is anticipated that the Fund will be liquidated on or about February 7, 2023 (the “Liquidation Date”). On or about January 17, 2023, the Fund will begin liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Any shareholders remaining in the Fund on the Liquidation Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Liquidation Date.

The Fund may distribute to its shareholders capital gains and net investment income on or before the Liquidation Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any resulting IRA or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution and you are eligible to complete a rollover to an eligible IRA or retirement plan, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income. Failure to take action to transfer your balance prior to the liquidation of your Fund or complete a 60-day rollover to an eligible IRA or retirement plan of a distribution may result in a taxable distribution from your IRA or retirement plan account. You could also be subject to an additional tax on early distributions under certain circumstances. In addition, you may be subject to tax withholding from your liquidation depending on how you set up your account at initiation.  Please consult your tax advisor if you have any questions regarding the impact of the liquidation on your IRA or other retirement or tax-deferred account.  The Fund does not provide tax advice.

For more information, please contact the Funds at 1-888-776-3637.

Please retain this supplement for future reference.

PFA- Supp 121422